Exhibit 99.1

Mattel Enters into Cooperation Agreement with EdgePoint Investment Group Inc.

EdgePoint Partner Lee Matheson Joins Mattel Board of Directors

EL SEGUNDO, Calif. — October 21, 2026 — Mattel, Inc. (NASDAQ: MAT) (“Mattel” or the “Company”) today announced that it has entered into a cooperation agreement with EdgePoint Investment Group Inc. (“EdgePoint”), an approximately 18% stockholder of the Company. In conjunction with the cooperation agreement, the Company has appointed Lee Matheson, a Partner at EdgePoint, to the Company’s Board of Directors.

Roger Lynch, Chairman and CEO of Mattel, said: “We welcome Lee to Mattel’s Board. Beyond his deep investor and public markets experience, his perspective as a Partner of Mattel’s longstanding and largest shareholder adds a new dimension to our board as we advance our brand-centric strategy and capitalize on the potential of our business.”

Professor Noreena Hertz, Chair of Mattel’s Governance and Social Responsibility Committee, said: “Lee brings to Mattel significant public company board experience, as well as an extensive background in investment management and financing. His strengths will complement our board’s existing capabilities as we continue to focus on enhancing value for shareholders.”

Matheson said: “EdgePoint has been a Mattel investor and supporter for many years. The firm has long believed in the value of the Company’s world-class brands and its premier intellectual property. I look forward to working alongside Roger and the entire board in pursuit of the shared goal of unlocking Mattel’s intrinsic value for the benefit of all shareholders.”

About Lee Matheson

Matheson is a Partner at EdgePoint Investment Group Inc. with a background spanning investment management, capital markets and board service. Prior to joining EdgePoint, he co-founded Broadview Capital Management Inc., where he served as portfolio manager of the Broadview Dark Horse LP, a long/short investment fund focused on Canadian small-cap securities. He currently serves on the Board of Directors of Tucows Inc., where he chairs the Governance Committee, and has previously served on the boards of Optiva Inc., Echelon Financial Holdings Inc., RDM Corporation, AlarmForce Industries Inc., WesternOne Inc., Medworxx Solutions Inc., exactEarth Ltd., and Strad Inc. He is a Chartered Financial Analyst (CFA) charterholder.

Cooperation Agreement

The cooperation agreement between Mattel and EdgePoint, which will be filed with the Securities and Exchange Commission (the “SEC”) on a Form 8-K, includes customary voting, standstill, confidentiality and other provisions.

Forward Looking Statements

This press release contains a number of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts or by their nature are uncertain, and include statements regarding Mattel’s guidance and goals for future periods and other future events. The use of words such as “anticipates,” “expects,” “intends,” “plans,” “projects,” “looks forward,” “confident that,” “believes,” and “targeted,” among others, generally identify forward-looking statements. These forward-looking statements are based on currently available operating, financial, economic, and other information and assumptions, and are subject to a number of significant risks and uncertainties. A variety of factors or combination of factors, many of which are beyond Mattel’s control, may cause actual results or outcomes, or the timing of those results or outcomes, to differ materially from those contained in any forward-looking statements. Specific factors that might cause such a difference include, but are not limited to: (i) Mattel’s ability to design, develop, produce, manufacture, source, ship, and distribute products in a timely and cost-effective manner; (ii) sufficient interest in and demand for the products and entertainment Mattel offers by retail customers and consumers to profitably recover Mattel’s costs; (iii) downturns in economic conditions affecting Mattel’s markets which can negatively impact retail customers and consumers, and which can result in lower employment levels and lower consumer disposable income and spending, including lower spending on purchases of Mattel’s products; (iv) other factors which can lower discretionary consumer spending, such as higher costs for fuel and food, drops in the value of homes or other consumer assets, and high levels of consumer debt; (v) potential difficulties or delays Mattel may experience in implementing cost savings and efficiency enhancing initiatives; (vi) other economic and public health conditions or regulatory changes in the markets in which Mattel and its customers and suppliers operate, which could create delays or increase Mattel’s costs, such as higher commodity prices, labor costs, transportation costs, or outbreaks of disease; (vii) the effect of inflation on Mattel’s business, including cost inflation in supply chain inputs and increased labor costs, as well as pricing actions taken in an effort to mitigate the effects of inflation; (viii) currency fluctuations, including movements in foreign exchange rates, which can lower Mattel’s net revenues and earnings, and significantly impact Mattel’s costs; (ix) the concentration of Mattel’s customers, potentially increasing the negative impact to Mattel of difficulties experienced by any of Mattel’s customers, such as bankruptcies or liquidations or a general lack of success, or changes in their purchasing or selling patterns; (x) the inventory policies of Mattel’s retail customers, as well as the concentration of Mattel’s revenues in the second half of the year, which, coupled with reliance by retailers on quick response inventory management techniques, increases the risk of underproduction, overproduction, and shipping delays; (xi) legal, reputational, and financial risks related to security breaches or cyberattacks; (xii) work disruptions, including as a result of supply chain disruption such as plant or port closures, which may impact Mattel’s ability to manufacture or deliver product in a timely and cost-effective manner; (xiii) the impact of competition on revenues, margins, and other aspects of Mattel’s business, including the ability to offer products that consumers choose to buy instead of competitive products; (xiv) the ability to secure, maintain, and renew popular licenses from licensors of entertainment properties; (xv) the ability to successfully develop, publish, and commercialize digital games; (xvi) the ability to attract and retain talented employees and adapt to evolving workplace models; (xvii) the risk of product recalls or product liability suits and costs associated with product safety regulations; (xviii) tariffs, tariff-related developments, including refunds, trade restrictions, or trade barriers, which depending on the effective date and duration of such measures, changes in the amount, scope, and nature of such measures in the future, any countermeasures that the target countries may take, and any mitigating actions that may become available, could increase Mattel’s product costs and other costs of doing business, and other changes in laws or regulations in the United States and/or in other major markets, such as China, in which Mattel operates, including, without limitation, with respect to taxes, trade policies, product safety, or sustainability, which may also increase Mattel’s product costs and other costs of doing business, and in each case reduce Mattel’s earnings and liquidity; (xix) business disruptions or other unforeseen impacts due to economic instability, political instability, civil unrest, armed hostilities, such as the conflict in the Middle East, or terrorist activities, natural and man-made disasters, pandemics or other public health crises, or other catastrophic events; (xx) failure to realize the planned benefits from any investments or acquisitions made by Mattel, including Mattel163; (xxi) the impact of other market conditions or third-party actions or approvals, including those that result in any significant failure, inadequacy, or interruption from vendors or outsourcers, which could reduce demand for Mattel’s products, delay or increase the cost of implementation of Mattel’s programs, or alter Mattel’s actions and reduce actual results; (xxii) changes in financing markets or the inability of Mattel to obtain financing on attractive terms; (xxiii) the impact of litigation, arbitration, or regulatory decisions or settlement actions; (xxiv) Mattel’s ability to navigate regulatory frameworks in connection with new areas of investment, product development, or other business activities, such as artificial intelligence; (xxv) the potential impact of the development, use, and integration of artificial intelligence and machine learning technologies in Mattel’s business and products; (xxvi) the sufficiency of additional controls and procedures that Mattel has implemented to remediate the prior material weakness in Mattel’s internal control over financial reporting, additional material weaknesses or other deficiencies in the future, or the failure to maintain an effective system of internal control; and (xxvii) other risks and uncertainties as may be described in Mattel’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of Mattel’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and subsequent periodic filings, as well as in Mattel’s other public statements. Mattel does not update forward-looking statements and expressly disclaims any obligation to do so, except as required by law.

About Mattel

Mattel is a leading global play and family entertainment company and owner of one of the most iconic brand portfolios in the world. We engage consumers and fans through our franchise brands, including Barbie®, Hot Wheels®, Fisher-Price®, American Girl®, Thomas & Friends™, UNO®, Masters of the Universe®, Matchbox®, Monster High®, and Polly Pocket®, as well as other popular properties that we own or license in partnership with global entertainment companies. Our offerings include toys, content, consumer products, digital and live experiences. Our products are sold in collaboration with the world’s leading retail and ecommerce companies. Since its founding in 1945, Mattel is proud to be a trusted partner in empowering generations to explore the wonder of childhood and reach their full potential. Visit us at mattel.com.

Press Contact

Catherine Frymark

catherine.frymark@mattel.com